                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):                 March 2, 1995
                                                                  -------------


                             Beneficial Corporation
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       1-1177                  51-0003820
- ------------------------             ------------            ----------------
(State or other jurisdic-            (Commission               (IRS Employer
 tion of incorporation)              File Number)           Identification No.)


 One Christina Centre, 301 North Walnut Street,
 Wilmington, Delaware                                             19801
- -----------------------------------------------                 ----------
    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code (302) 425-2500



                                   No Change
         ----------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

Exhibit
Number                                Exhibit
- -------                               -------
1.1                       Form of Distribution Agreement between the
                          Company and the Agents named therein, dated
                          March 2, 1995, relating to the distribution
                          of the Company's Medium-Term Notes, Series H.

4.1                       Form of Fixed Rate Medium-Term Note, Series H
                          (Global).

4.2                       Form of Fixed Rate Medium-Term Note, Series H
                          (Certificated).

4.3                       Form of Floating Rate Medium-Term Note,
                          Series H (Global).

4.4                       Form of Floating Rate Medium-Term Note,
                          Series H (Certificated).

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BENEFICIAL CORPORATION
                                            -----------------------
                                                 (Registrant)



                                            By:/s/ Thomas P. McGough
                                               ---------------------
                                               Name:  Thomas P. McGough
                                               Title: Senior Vice President --
                                                       Finance and Treasurer




Dated:  March 2, 1995

                                 Exhibit Index
                                 --------------

        Exhibit                   Description
        Number                     of Exhibit                               Page
        ------                     ----------                               ----
    1.1                   Form of Distribution Agreement between the
                          Company and the Agents named therein, dated
                          March 2, 1995, relating to the distribution of
                          the Company's Medium-Term Notes, Series H.

    4.1                   Form of Fixed Rate Medium-Term Note, Series H
                          (Global).

    4.2                   Form of Fixed Rate Medium-Term Note, Series H
                          (Certificated).

    4.3                   Form of Floating Rate Medium-Term Note, Series H
                          (Global).

    4.4                   Form of Floating Rate Medium-Term Note, Series H
                          (Certificated).





                                       4

